                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                              (Amendment No.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:


/ / Preliminary Proxy Statement


/ / Confidential, For Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))


/X/ Definitive Proxy Statement


/ / Definitive Additional Materials

/ / Soliciting Material Pursuant to Section.240.14a-11(c) or Section.240.14a-12

                               Anchor Pathway Fund
                (Name of Registrant as Specified In Its Charter)

                              Seasons Series Trust
                (Name of Registrant as Specified In Its Charter)

                             SunAmerica Series Trust
                (Name of Registrant as Specified In Its Charter)

-------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/     No fee required.

/ /     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1)    Title of each class of securities to which transaction applies:



        ------------------------------------------------------------------------

        2)    Aggregate number of securities to which transaction applies:

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the Filing Fee is calculated and state how it was determined):




        4)    Proposed maximum aggregate value of transaction:




        5)    Total fee paid:

/ /     Fee paid previously with preliminary materials


/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)    Amount Previously Paid:




        2)    Form, Schedule or Registration Statement No.:




        3)    Filing Party:




        4)    Date Filed:

                                                                January 12, 2001


Dear Contract Owner:


    SunAmerica Series Trust, Seasons Series Trust and Anchor Pathway Fund (each, a "Fund," and collectively, the "Funds") have called a joint special meeting of shareholders to elect Trustees and ratify the selection of independent accountants. In addition, contract owners invested in the Davis Venture Value Portfolio and the Real Estate Portfolio of SunAmerica Series Trust are being asked to approve a new subadvisory agreement with Davis Selected Advisors, L.P. ("Davis") following a change in control of Davis. No organizational changes at Davis are planned that would affect services Davis provides to the Davis Venture Value Portfolio or the Real Estate Portfolio. However, the Investment Company Act of 1940 provides that the subadvisory agreement relating to the Davis Venture Value Portfolio and the Real Estate Portfolio will automatically terminate upon such a change in control. As a result, a new subadvisory agreement is being submitted for approval at the meeting.



    THE TRUSTEES OF YOUR FUNDS BELIEVE THAT EACH OF THE PROPOSALS SET FORTH IN THIS NOTICE OF JOINT SPECIAL MEETING IS IMPORTANT AND RECOMMEND THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN PROVIDE VOTING INSTRUCTIONS IN FAVOR OF ALL PROPOSALS.


    YOUR VOTE IS IMPORTANT

    We appreciate your cooperation and continued support.

                               Sincerely,




                               Mallary L. Reznik



                               SECRETARY

                            SUNAMERICA SERIES TRUST
                              SEASONS SERIES TRUST
                              ANCHOR PATHWAY FUND
                                 P.O. BOX 54299
                       LOS ANGELES, CALIFORNIA 90054-0299


                            ------------------------


                NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS


                             ---------------------

To the Shareholders:


    NOTICE IS HEREBY GIVEN that a joint special meeting (the "Meeting") of shareholders of all portfolios/series of SunAmerica Series Trust, Seasons Series Trust and Anchor Pathway Fund (each, a "Fund," and collectively, the "Funds") will be held on February 23, 2001 at 10:30 a.m., Eastern time, at the offices of SunAmerica Asset Management Corp. ("SAAMCo"), The SunAmerica Center, 733 Third Avenue, New York, NY 10017, for the purpose of considering the following proposals:


    1. For each Fund separately, to elect a slate of six (6) members to its Board of Trustees to hold office until their successors are duly elected and qualified;


    2. For each of the Davis Venture Value Portfolio and the Real Estate Portfolio of SunAmerica Series Trust, to approve or disapprove a new subadvisory agreement agreement between SAAMCo and Davis Selected Advisers, L.P. ("Davis"), the terms of which are identical in all material respects to the previously existing subadvisory agreement between SAAMCo and Davis;



    3. For each Fund separately, to ratify the selection of independent accountants; and


    4. To transact such other business as may properly come before the Meeting or any adjournments thereof.

    The Trustees have fixed the close of business on December 28, 2000 as the record date for determining the number of shares outstanding and the contract owners entitled to give voting instructions at the Meeting and at any and all adjournments thereof.


                          By Order of the Boards of Trustees,



                          Robert M. Zakem
                          VICE PRESIDENT AND ASSISTANT SECRETARY



January 12, 2001



EACH CONTRACT OWNER IS URGED TO EXERCISE THE RIGHT TO GIVE VOTING INSTRUCTIONS FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS BY FILLING IN, DATING AND SIGNING THE ENCLOSED VOTING INSTRUCTIONS CARD(S) AND RETURNING IT IN THE RETURN ENVELOPE PROVIDED. CONTRACT OWNERS ALSO HAVE THE OPTION TO PROVIDE VOTING INSTRUCTIONS BY TELEPHONE OR ON THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE INSERT ACCOMPANYING THE VOTING INSTRUCTIONS CARD(S). TELEPHONE VOTING IS AVAILABLE ONLY TO CONTRACT OWNERS WHO WISH TO VOTE ALL PORTFOLIOS TOGETHER. CONTRACT OWNERS THAT WISH TO PROVIDE SEPARATE VOTING INSTRUCTIONS FOR EACH PORTFOLIO MAY ONLY DO SO BY MAIL OR INTERNET VOTING.

                            SUNAMERICA SERIES TRUST
                              SEASONS SERIES TRUST
                              ANCHOR PATHWAY FUND
                                 P.O. BOX 54299
                       LOS ANGELES, CALIFORNIA 90054-0299


                            ------------------------


                                PROXY STATEMENT
                     JOINT SPECIAL MEETING OF SHAREHOLDERS
                         FEBRUARY 23, 2001, 10:30 A.M.


                            ------------------------


    In accordance with applicable law, this Proxy Statement is being mailed, on or about January 16, 2001, on behalf of the Boards of Trustees (the "Trustees" or the "Boards") of SunAmerica Series Trust ("SAST"), Seasons Series Trust ("Seasons") and Anchor Pathway Fund ("Anchor Pathway") (each, a "Fund," and collectively, the "Funds"), to the shareholders of the Funds' separate investment series (each, a "Portfolio," and collectively, the "Portfolios") for their use in obtaining voting instructions from contract owners on the proposals to be considered at a joint special meeting (the "Meeting") of shareholders of the Portfolios scheduled to be held at the offices of SunAmerica Asset Management Corp. ("SAAMCo"), The SunAmerica Center, 733 Third Avenue, New York, New York 10017, on February 23, 2001 at 10:30 a.m., Eastern time.



    Each Fund is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). As of the record date,
December 28, 2000, SAST consisted of thirty Portfolios (each, a "SAST Portfolio," and collectively, the "SAST Portfolios"), including the Davis Venture Value Portfolio and the Real Estate Portfolio; Seasons consisted of sixteen Portfolios (each, a "Seasons Portfolio" and collectively, the "Seasons Portfolios"); and Anchor Pathway consisted of seven Portfolios (each, an "Anchor Pathway Portfolio," and collectively, the "Anchor Pathway Portfolios"). Each of the Portfolios is identified on Exhibit A.

    Shares of the Portfolios are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and/or variable life insurance policies (each, a "Contract," and collectively, the "Contracts") of Anchor National Life Insurance Company ("Anchor National"), First SunAmerica Life Insurance Company ("First SunAmerica") and AIG Life Insurance Company ("AIG Life") (each, a "Company," and collectively, the "Companies"). All shares of the Portfolios are owned by various "Separate Accounts" of the Companies and by SunAmerica Inc.



    SAAMCo serves as investment adviser, manager and administrator of Seasons and SAST. SAAMCo also serves as the business manager to Anchor Pathway. Capital Research and Management Company, located at 333 South Hope Street, Los Angeles, California, 90071, serves as the investment adviser to Anchor Pathway.


    The Trustees have fixed the close of business on December 28, 2000 as the record date (the "Record Date") for determining the number of shares outstanding and the Contract owners entitled to be present at the Meeting and give voting instructions to the Companies with respect to their respective "portion" of shares as of the Record Date. Exhibit A sets forth the number of shares outstanding of each Portfolio and each Fund as of the Record Date. The cost of the solicitation will be borne by the Funds; except that Davis Selected Advisers, L.P. will bear the costs associated with Proposal No. 2.

    A listing of the proposals described in this Proxy Statement and the Fund(s) or Portfolio(s) to which each applies is set forth below.


      SUMMARY OF PROPOSAL        PORTFOLIO(S) TO WHICH IT APPLIES
      -------------------        --------------------------------
1. To elect a slate of six       Each Fund separately, with all
(6) members to the Board of      Portfolios of a Fund voting
Trustees of each Fund, to hold   together as a single class.
office until their successors
are duly elected and qualified.

2. To approve or disapprove a    Davis Venture Value Portfolio
new subadvisory agreement        and Real Estate Portfolio of
between SAAMCo and Davis         SAST, each voting separately.
Selected Advisers, L.P., the
terms of which are identical in
all material respects to the
previously existing subadvisory
agreement.

3. To ratify the selection of    Each Fund separately, with all
independent accountants for      Portfolios of a Fund voting
each Portfolio.                  together as a single class.

4. To transact such other        All Portfolios of each Fund, as
business as may properly come    applicable.
before the Meeting.



    The Funds expect that the solicitation of voting instructions from Contract owners will be made by mail, and solicitation also may be made by telephone communications from officers or employees of SAAMCo, the Companies, or their affiliates, who will not receive any compensation therefor from the Funds. In addition, a professional proxy solicitation firm, Alamo Direct Mail Services, Inc. ("Alamo Direct") may also assist in the solicitation of voting instructions. In connection with the solicitation of voting instructions, the Companies will furnish a copy of this Proxy Statement to all Contract owners.



    Contract owners may also provide their voting instructions through telephone touch-tone voting, or by Internet voting. These options require Contract owners to input a fourteen digit control number which is located on each voting instructions card. Subsequent to inputting these numbers, Contract owners will be prompted to provide their voting instructions on each proposal. Contract owners will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Telephone voting is only available to Contract owners who wish to vote all Portfolios together. Contract owners who wish to provide separate voting instructions for each Portfolio may do so only if they vote by mail or the Internet.



    As the Meeting date approaches, certain contract owners may receive a telephone call from a representative of Alamo Direct if their voting instructions have not yet been received. Authorization to permit Alamo Direct to execute voting instructions may be obtained by telephonically transmitted instructions from Contract owners. Voting instructions that are obtained telephonically will be recorded in accordance with procedures set forth below. The Trustees believe that these procedures are reasonably designed to ensure that the identity of the Contract owner providing the voting instruction is accurately determined and that the voting instructions of the Contract owner are accurately determined. The cost of this assistance, if necessary, is expected to be approximately $30,000.



    In all cases where telephonic voting instructions are solicited, the Alamo Direct representative is required to ask for each Contract owner's full name, address, social security or taxpayer identification number, title (if the Contract owner is authorized to act on behalf of an entity, such as a corporation), and the portion of shares beneficially owned and to confirm that the Contract owner has received the Proxy Statement and voting instructions card in the mail. If the information solicited agrees with the information provided to Alamo Direct, then the Alamo Direct representative has the responsibility to explain the process, read the proposals listed on the voting instructions card, and ask for the Contract owner's instructions on each proposal. The Alamo Direct representative, although permitted to answer questions about the process, is not permitted to recommend to the Contract owner how to vote, other than to read any recommendation set forth in the Proxy Statement. The Alamo Direct representative will record the Contract owner's instructions on the card. Within 72 hours, Alamo Direct will send the Contract owner a letter or mailgram to confirm his or her voting instructions.



    If the Contract owner wishes to participate in the Meeting, but does not wish to give his or her proxy by any of the methods outlined above, the Contract owner may still submit the voting instructions card originally sent with the Proxy Statement or attend in person. Voting instructions executed by Contract owners may be revoked by (i) a written instrument received by the Secretary of the Funds at any time before they are exercised; (ii) delivery of a later-dated instruction or (iii) by attendance at the Meeting and voting in person.


    Exhibit A sets forth information about the record ownership of shares of the Portfolios as of the Record Date. With respect to SAST and Anchor Pathway, there were no persons who, as of the Record Date, were known to either Fund to have allocated contributions under Contracts beneficially owned by such person, such that, upon the pass through of voting rights by a Company, they would have the right to give voting instructions with respect to more than 5% of the outstanding shares of any Fund or Portfolio. With respect to Seasons, as of the Record Date SunAmerica Inc., 1 SunAmerica Center, Los Angeles, CA 90067, owned of record or beneficially 5% or more of the outstanding shares of the Large Cap Composite, Large Cap Value, Mid Cap Value, Small Cap, International Equity, Diversified Fixed Income and Focus Growth Portfolios. The total number of shares and percentage owned by SunAmerica Inc. in each such Portfolio is set forth in Exhibit A. SunAmerica Inc. will not vote any of its shares at the Meeting.



    A shareholder who owns beneficially, directly or indirectly 25% or more of a Portfolio's outstanding voting securities may be deemed to "Control" (as defined in the 1940 Act) that Portfolio.


    To the knowledge of management, Trustees and the executive officers of the Funds, both individually and as a group, owned less than 1% of the outstanding shares of the Funds and each Portfolio as of the Record Date.


    Each Company, as the holder of record shares of each Portfolio, is required to "pass through" to its Contract owners the right to vote shares of such Portfolio. The Funds expect that each Company will vote 100% of the shares of the Portfolios held by its respective Separate Accounts. The Companies will vote shares of the Portfolios for which no instructions have been received in the same proportion as they vote shares for which they have received instructions. Abstentions will have the effect of a negative vote on the proposals. Unmarked voting instructions from Contract owners will be voted in favor of the proposals. Each Fund may adjourn the Meeting to the extent permitted by law, if necessary to permit the Companies to obtain additional voting instructions from Contract owners.



    Approval of Proposal No. 2 requires the affirmative vote of a majority of the outstanding voting securities of the Davis Venture Value Portfolio and the Real Estate Portfolio of SAST, each voting separately. "Majority" for this purpose means more than 50% of the outstanding shares of the Portfolio.

    For Proposal No. 1, the candidates receiving a majority of the votes cast at the Meeting with respect to each Fund will be elected. Approval of Proposal No. 3 requires a majority of the votes cast at the Meeting with respect to each Fund. Shareholders of all Portfolios of each Fund vote together as a single class with respect to Proposal No. 1 and Proposal No. 3.


    All information in the Proxy Statement about Davis has been provided by Davis. All information in the Proxy Statement about SAAMCo has been provided by SAAMCo. All information in the Proxy Statement about each of the Companies has been provided by each respective Company.

    The Trustees do not know of any other business to be brought before the Meeting. If any other matters properly come before the Meeting, the proxies named by the shareholders will vote on such matters in their discretion.

                            ------------------------

                              ELECTION OF TRUSTEES
                                 PROPOSAL NO. 1

INFORMATION REGARDING NOMINEES

    At a meeting held on December 14, 2000, the Trustees, including all of the Trustees who are not interested persons of any of the Funds (the "Disinterested Trustees"), unanimously nominated the six (6) persons described below for election as Trustees, to take office effective upon their election. Two of the nominees are currently Trustees of each Fund. The Board of each Fund currently consists of three members, one of whom is resigning and is not standing for re-election. If elected, each nominee will serve until his or her successor is duly elected and qualified. It is the intention of the persons named in the accompanying form of proxy to vote for the election of each of the nominees named below, each of whom has consented to be a nominee.

    If any of the nominees become unavailable for election as a Trustee before the meeting, proxies will be voted for the other persons that the Trustees recommend.

    Biographical data concerning all nominees is listed below.

    PRINCIPAL OCCUPATION AND OTHER INFORMATION

    The nominee designated by an asterisk (*), Jana W. Greer, is an "interested person", as that term is defined in the 1940 Act, of each Fund and of SAAMCo because she is an officer of affiliates of SAAMCo.

    Unless otherwise noted, the address of each individual listed below is 1 SunAmerica Center, Los Angeles, California, 90067-6022.


                               POSITION AND TENURE     PRINCIPAL OCCUPATION(S)
NAME, AGE, AND ADDRESS           WITH THE FUNDS        DURING PAST FIVE YEARS
----------------------         -------------------   ---------------------------
Monica C. Lozano, 44          Trustee (since 1999).  President and Chief
3257 Purdue Avenue                                   Operating Officer (since
Los Angeles, California                              2000) LA OPINION (newspaper
90066                                                publishing concern) and
                                                     Associate Publisher
                                                     (1991-1999) and Executive
                                                     Publisher (1995-1999)
                                                     thereof; Trustee,
                                                     University of Southern
                                                     California (since 1991);
                                                     Director, California
                                                     HealthCare Foundation
                                                     (since 1998); Director, The
                                                     Walt Disney Company (since
                                                     2000); Director, Union Bank
                                                     of California (since 2001).

Allan L. Sher, 69             Trustee (since 1997).  Retired.

Jana W. Greer,* 48            Trustee nominee.       President, SunAmerica
                                                     Retirement Markets, Inc.
                                                     (since 1996), and Executive
                                                     Vice President thereof
                                                     (1994-1996); Senior Vice
                                                     President and Director,
                                                     SunAmerica, Inc. (since
                                                     1991); Director, National
                                                     Association for Variable
                                                     Annuities (since 1999).

Bruce G. Willison, 52         Trustee nominee.       Dean, Anderson School at
                                                     UCLA (since 1999);
                                                     Director, Nordstrom, Inc.
                                                     (since 1998); Director,
                                                     H&CB (Housing and
                                                     Commercial Bank), Seoul,
                                                     Korea (since 1999);
                                                     President and Chief
                                                     Operating Officer, H.F.
                                                     Ahmanson and Co. (parent
                                                     company of Home Savings of
                                                     America) (1996-1999).

                               POSITION AND TENURE     PRINCIPAL OCCUPATION(S)
NAME, AGE, AND ADDRESS           WITH THE FUNDS        DURING PAST FIVE YEARS
----------------------         -------------------   ---------------------------
Carl D. Covitz, 61            Trustee nominee.       Owner and President,
                                                     Landmark Capital, Inc.
                                                     (since 1973); Director,
                                                     Kayne Anderson Mutual Funds
                                                     (since 1995); Director,
                                                     Century Housing Corporation
                                                     (since 1995).

Gilbert T. Ray, 56            Trustee nominee.       Retired. Member,
                                                     O'Melveny & Myers LLP
                                                     (1972-2000); Director,
                                                     Marriott Services
                                                     Corporation (since 1995);
                                                     Director, Automobile Club
                                                     of Southern California
                                                     (since 1998); Director and
                                                     Chairman of the Board,
                                                     Sierra Monolithics, Inc.
                                                     (since 1999); Director,
                                                     Watts, Wyatt & Company
                                                     (since 2000); Director,
                                                     Ashland University
                                                     (1996-2000).



    Each Fund has four regularly scheduled Trustees meetings per year. The Trustees met 4 times during Seasons' fiscal year ended March 31, 2000. The incumbents attended 100% of the aggregate number of meetings of Seasons' Board. The Trustees met 3 times during SAST's fiscal year ended January 31, 2000. The incumbents attended 100% of the aggregate number of meetings of SAST's Board. The Trustees met 4 times during Anchor Pathway's fiscal year ended February 29, 2000. The incumbents attended 100% of the aggregate number of meetings of Anchor Pathway's Board.



    The Funds' Audit Committee reviews annually the nature and cost of the professional services rendered by the Funds' independent accountants, the results of their year-end audits and their findings and recommendations as to accounting and financial matters, including the adequacy of internal controls. On the basis of this review, the Audit Committee makes recommendations to the Trustees as to the appointment of independent accountants for the following year. The members of the Audit Committee of the Funds are Monica C. Lozano and Allan L. Sher. The Audit Committee met two times in each Fund's most recent fiscal year, and each incumbent member attended 100% of the aggregate number of meetings of the Audit Committee.

EXECUTIVE OFFICERS OF THE FUNDS

    The following table sets forth certain information about each of the current principal executive officers of each of the Funds who are not listed above as nominees.

    Unless otherwise noted, the address of each individual listed below is The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204.


                           POSITION AND TENURE      PRINCIPAL OCCUPATION(S)
NAME, AGE, AND ADDRESS       WITH THE FUNDS          DURING PAST FIVE YEARS
----------------------     -------------------   ------------------------------
Donna M. Handel, 34       Vice President (since  Vice President, SAAMCo (since
                          November 2000) and     1996) and Assistant Vice
                          Assistant Treasurer    President thereof (1993-1996);
                          (since October 1999).  Vice President (since 2000)
                                                 and Assistant Treasurer (since
                                                 1996), SunAmerica Equity
                                                 Funds, SunAmerica Income Funds
                                                 and SunAmerica Money Market
                                                 Funds, Inc. ("SunAmerica
                                                 Mutual Funds"), Anchor Series
                                                 Trust and SunAmerica Style
                                                 Select Series, Inc.; Vice
                                                 President (since 2000) and
                                                 Assistant Treasurer (since
                                                 1999), SunAmerica Strategic
                                                 Investment Series, Inc.

Peter C. Sutton, 36       Vice President (since  Senior Vice President, SAAMCo
                          1994), Treasurer and   (since April 1997) and Vice
                          Controller (since      President thereof (1994-1997);
                          February 2000).        Treasurer, SunAmerica Mutual
                                                 Funds (since February 1996),
                                                 Anchor Series Trust and
                                                 SunAmerica Style Select
                                                 Series, Inc. (since 1996) and
                                                 SunAmerica Strategic
                                                 Investment Series, Inc. (since
                                                 1999); Vice President and
                                                 Assistant Treasurer, Brazos
                                                 Mutual Funds (since May 1999);
                                                 Assistant Controller,
                                                 SunAmerica Mutual Funds and
                                                 Anchor Series Trust
                                                 (1993-1996); Joined SAAMCo in
                                                 1990.

Mallary Reznik, 32        Secretary (since May   Associate Counsel, SunAmerica
1 SunAmerica Center,      2000).                 Inc. (since 1998) and Staff
Los Angeles, California                          Attorney, Transamerica Life
90067                                            Companies (1995-1998).

                           POSITION AND TENURE      PRINCIPAL OCCUPATION(S)
NAME, AGE, AND ADDRESS       WITH THE FUNDS          DURING PAST FIVE YEARS
----------------------     -------------------   ------------------------------
Jeffrey H. Warnock, 29    Vice President (since  Counsel, SAAMCo (since January
                          November 2000) and     2000); Staff Counsel, SAAMCo
                          Assistant Secretary    (1998-2000); Vice President
                          (since October 1999).  (since 2000) and Assistant
                                                 Secretary (since 1999), Anchor
                                                 Series Trust.

Robert M. Zakem, 42       Vice President and     Senior Vice President and
                          Assistant Secretary    General Counsel, SAAMCo (since
                          (SAST and Anchor       April 1993); Executive Vice
                          Pathway, since 1993;   President, General Counsel and
                          Seasons, since 1997).  Director, SunAmerica Capital
                                                 Services, Inc. (since February
                                                 1993); Vice President, General
                                                 Counsel and Assistant
                                                 Secretary, SunAmerica Fund
                                                 Services, Inc. (since January
                                                 1994); Secretary and Chief
                                                 Compliance Officer, SunAmerica
                                                 Mutual Funds and Anchor
                                                 Series Trust (since 1993),
                                                 SunAmerica Style Select
                                                 Series, Inc. (since 1996) and
                                                 SunAmerica Strategic
                                                 Investment Series, Inc. (since
                                                 1999).


    All officers of each Fund are elected annually and serve until their successors are elected and qualified.

REMUNERATION OF TRUSTEES AND OFFICERS


    Currently, the Funds pay no salaries or compensation to any of their officers or to any Trustee who is an officer or employee of Anchor National or its affiliates. The Funds collectively pay an annual fee of $10,000, plus $5,000 for each regularly scheduled meeting attended, and expenses to each Trustee who is not an officer or employee of Anchor National or its affiliates for attendance at meetings of the Board of Trustees. The fees are apportioned to each Fund on a pro-rata basis based on relative net assets.


    The following table sets forth information summarizing the compensation of each of the Disinterested Trustees for his services as Trustee of the Funds for the most recently completed fiscal year of each of the Funds.

                               COMPENSATION TABLE


                                                                           PENSION OR
                                                                           RETIREMENT
                                                                            BENEFITS
                                                                           ACCRUED AS
                           COMPENSATION                    COMPENSATION     PART OF
                            FROM ANCHOR    COMPENSATION        FROM          FUNDS'         TOTAL
TRUSTEE                      PATHWAY*       FROM SAST**     SEASONS***      EXPENSES    COMPENSATION+
-------                    -------------   -------------   -------------   ----------   --------------
Monica C. Lozano              $13,000         $6,750          $2,000              -        $24,000

Allan L. Sher                 $13,000         $6,750          $2,000              -        $24,000

William L. Wardlaw++          $13,000         $6,750          $1,500              -        $21,750



*   For Anchor Pathway's fiscal year ended February 29, 2000.



**  For SAST's fiscal year ended January 31, 2000.



*** For Season's fiscal year ended March 31, 2000.



+ The Funds constitute all of the funds in the fund complex from which the Trustees receive compensation. Information is as of the 12-month period ended March 31, 2000.



++  Mr. Wardlaw served as Trustee until June 30, 2000.


THE TRUSTEES OF EACH FUND UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE FOR EACH
                      OF THE NOMINEES UNDER PROPOSAL NO. 1

                            ------------------------


APPROVAL OR DISAPPROVAL OF A NEW SUBADVISORY AGREEMENT BETWEEN SAAMCO AND DAVIS
   ON BEHALF OF EACH OF THE DAVIS VENTURE VALUE PORTFOLIO AND THE REAL ESTATE
                      PORTFOLIO OF SUNAMERICA SERIES TRUST
                                 PROPOSAL NO. 2



    As described below, the Trustees of SAST are submitting for approval by the shareholders of each of the Davis Venture Value Portfolio and the Real Estate Portfolio, a new subadvisory agreement (the "New Subadvisory Agreement") between SAAMCo and Davis, the terms of which are identical in all material respects to the previously existing subadvisory agreement with respect to each Portfolio (the "Previously Existing Subadvisory Agreement").



    As required by the 1940 Act, the Previously Existing Subadvisory Agreement provided for automatic termination upon its assignment. On December 31, 2000, Davis underwent a change in control whereby its current general partner, Venture Advisers, Inc., transferred control of

Davis to Davis Investments, LLC. Davis Investments, LLC became the new general partner of Davis, and Venture Advisers, Inc. became a limited partner of Davis. Venture Advisers continues to own approximately 44% of economic value of Davis as a limited partner. Davis Investments, LLC now owns all of the general partnership units issued by Davis, is the general partner, and controls Davis. The closing of the transaction (the "Closing") resulted in an assignment, as that term is defined in the 1940 Act, of the Previously Existing Subadvisory Agreement. Consequently, the Previously Existing Subadvisory Agreement terminated pursuant to its terms as of the Closing. Accordingly, the New Subadvisory Agreement is being proposed for approval by the shareholders of the Portfolios, even though that agreement is identical in all material respects to, and essentially a continuation of, the Previously Existing Subadvisory Agreement.



    The Closing took place before the shareholders' consideration and vote upon this Proposal No. 2. During the period between the Closing and the Meeting (the "Interim Period"), to ensure the uninterrupted receipt by the Portfolios of subadvisory services, at a meeting held on November 29, 2000, the Trustees (including the Disinterested Trustees) unanimously approved an interim subadvisory agreement (the "Interim Subadvisory Agreement"), which became effective as of the Closing. The terms of the Interim Subadvisory Agreement are substantially similar in all material respects to the Previously Existing Subadvisory Agreement and the New Subadvisory Agreement, except for the effective date, the termination date and certain provisions required to be included in interim advisory agreements by Rule 15a-4 under the 1940 Act. The Interim Subadvisory Agreement became effective without prior shareholder approval pursuant to Rule 15a-4, which, under certain circumstances, allows such agreements to take effect, and to remain in effect for up to 150 days, without receiving prior shareholder approval, as long as the fees payable under such agreement do not exceed the fees payable under the predecessor agreement. The Interim Subadvisory Agreement requires all subadvisory fees earned to be escrowed pending shareholder approval of the New Subadvisory Agreement. If the New Subadvisory Agreement is approved, it will take effect immediately.


APPROVAL OF THE NEW SUBADVISORY AGREEMENT


    The Trustees are proposing that shareholders of each of the Davis Venture Value Portfolio and the Real Estate Portfolio approve the New Subadvisory Agreement to become effective on the date of such approval.

A description of the New Subadvisory Agreement and the services to be provided by Davis is set forth below. This description is qualified in its entirety by reference to the form of the New Subadvisory Agreement attached to this Proxy Statement as Exhibit B.



    As more fully described below, the proposed New Subadvisory Agreement, including subadvisory fees, is identical in all material respects to the Previously Existing Subadvisory Agreement. The New Subadvisory Agreement differs from the Previously Existing Subadvisory Agreement only with respect to the effective date.



    At a meeting held on November 29, 2000, the Trustees of SAST, including all of the Disinterested Trustees, unanimously approved the New Subadvisory Agreement. In connection with this approval, the Trustees considered certain factors with respect to each Portfolio, including without limitation (i) that the change in control to occur at the Closing would not operate to change the overall form of the subadvisory contract, the subadvisory fees, or any of the Portfolio's objectives or policies; (ii) that although ultimate control of Davis would change, senior officers of Davis had assured the Trustees that there would be no change in the personnel providing services to the Portfolio and no reduction in the nature or quality of those services; (iii) that senior officers of Davis also informed the Trustees that they did not foresee any changes in the day-to-day operations of Davis as a result of the transaction; (iv) the nature and quality of the services provided or reasonably anticipated to be provided and the results achieved or reasonably anticipated to be achieved by Davis;
(v) the amount and structure of subadvisers' fees generally and the fees payable under the New Subadvisory Agreement; and (vi) the organizational capability and financial condition of Davis and its affiliates.


RECOMMENDATION OF THE BOARD


    Based on the considerations set forth above, the Trustees of SAST, including all of the Disinterested Trustees, unanimously determined that it was necessary and in the best interests of the Portfolios and their respective shareholders to enter into the New Subadvisory Agreement and to recommend approval of the New Subadvisory Agreement by shareholders.


DESCRIPTION OF THE NEW SUBADVISORY AGREEMENT


    Under the New Subadvisory Agreement, a copy of which is annexed to this Proxy Statement as Exhibit B and which is identical in all material respects to the Existing Subadvisory Agreement, Davis will manage the investment and reinvestment of each Portfolio's assets, subject to the oversight and review of SAAMCo. Davis will determine in its discretion the securities to be purchased or sold, provide SAAMCo with records concerning its activities which SAAMCo or SAST is required to maintain, and render regular reports to SAAMCo and to officers and Trustees of SAST concerning its discharge of the foregoing responsibilities. Davis is independent of SAAMCo and will discharge its responsibilities subject to the policies of the Trustees and the oversight and supervision of SAAMCo, which pays Davis' subadvisory fees. Pursuant to the New Subadvisory Agreement, SAAMCo will pay Davis a fee, payable monthly, computed on average daily net assets of each Portfolio, at the following annual rates (which rates are the same as those paid under the Previously Existing Subadvisory Agreement):



              .45% on the first $100 million;
              .40% on the next $400 million;
              .35% thereafter.



    For the fiscal year ended January 31, 2000, SAAMCo paid Davis a fee of $7,632,108 with respect to the Davis Venture Value Portfolio and $264,856 with respect to the Real Estate Portfolio.



    If approved by the shareholders of a Portfolio, the New Subadvisory Agreement will become effective on the date of such approval and continue in effect for a period of two years from such date, and from year to year thereafter for so long as such renewal is specifically approved at least annually by (i) the Trustees of Series Trust, or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Portfolio, and (ii) the vote of a majority of Trustees who are not parties to the New Subadvisory Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The New Subadvisory Agreement provides that it will terminate in the event of an assignment (as defined in the 1940 Act) or upon termination of the Investment Advisory and Management Agreement between SAST on behalf of the Portfolios and SAAMCo. The New Subadvisory Agreement may be terminated by SAST, SAAMCo or Davis upon the specified written notice contained in the New Subadvisory Agreement.



    The Previously Existing Subadvisory Agreement was dated as of January 1, 1999 and was last submitted to the shareholders of the Davis

Venture Value Portfolio and the Real Estate Portfolio for approval at a meeting held on December 30, 1998.


INFORMATION ABOUT DAVIS


    Prior to the change in control, Venture Advisers, Inc. (an entity controlled by Shelby M.C. Davis), as general partner, controled Davis. On December 31, 2000, Venture Advisers, Inc. transfered control of Davis to Davis Investments, LLC. Christopher C. Davis, son of Shelby M.C. Davis, who controls Davis Investments, LLC, became the new general partner of Davis pursuant to the transfer from Venture Advisers, Inc. to Davis Investments, LLC of 100 general partnership units. Immediately thereafter, Venture Advisers, Inc. converted its remaining general partnership units into limited partnership units. Venture Advisers, Inc. continues to own approximately 44% of the economic value of Davis as a limited partner. Shelby M.C. Davis continues as Senior Research Adviser. Christopher Davis is the vice-chairman and a director of Venture
Advisers, Inc., and is sole member and chief executive officer of Davis Investments, LLC. The officers of Davis' wholly-owned subsidiary, Davis Selected Advisers-NY, Inc., did not change as a result of the change in control of Davis.



    The business address for Venture Advisers, Inc. and Davis Investments, LLC is 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706. The business address for Davis is 124 East Marcy Street, Santa Fe, New Mexico 87501. As of
September 30, 2000, Davis had over $32 billion of assets under management.


    The names and positions with Davis of the persons who are its principal executive officers and its directors are shown below. Unless otherwise indicated, the business address of each such person is the same as the business address for Davis, above and the principal occupation of such person is their employment by Davis and/or Davis' wholly owned subsidiary, Davis Selected Advisers-NY, Inc.

NAME                             POSITION
----                             --------
Christopher C. Davis(1)          Chairman (Sole Member), Chief
                                 Executive Officer(4)

Shelby M.C. Davis(1)             Founder and Senior Research Adviser

Andrew Davis(2)                  President

Kenneth C. Eich(3)               Chief Operating Officer

NAME                             POSITION
----                             --------
Russell O. Wiese(1)              Chief Marketing Officer

Gary P. Tyc(3)                   Vice President, Chief Financial
                                 Officer, Treasurer and Assistant
                                 Secretary

Sharra L. Reed(3)                Vice President

Sandra E. Duran(2)               Vice President

Thomas D. Tays(3)                Vice President and Secretary

(1) Davis Selected Advisers-NY, Inc., 609 Fifth Avenue, New York, New York
    10017.

(2) Davis Selected Advisers-NY, Inc., 124 East Marcy Street, Santa Fe, New Mexico 87501.

(3) Davis Selected Advisers, L.P., 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706.

(4) In addition to Mr. Davis' services to Davis, he is principally occupied as Director, Vice Chairman, Venture Advisers, Inc.; Director, Chairman, Chief Executive Officer, Davis Selected Advisers-NY, Inc.; Chairman and Director, Shelby Cullom Davis Financial Consultants, Inc.; Employee of Shelby Cullom Davis & Co., a registered broker/dealer; and Director, Rosenwald, Roditi and Company, Ltd., an offshore investment management company.


ADDITIONAL INFORMATION



    SAAMCo has received an exemptive order (the "Order") from the Securities and Exchange Commission that permits SAAMCo, subject to certain conditions, to enter into agreements relating to the Fund with subadvisers approved by the Board of Trustees without obtaining shareholder approval. The Order also permits SAAMCo, subject to approval of the Board but without shareholder approval, to employ new subadvisers, change the terms of particular agreements with subadvisers, or continue the employment of existing subadvisers after an event that would otherwise cause an automatic termination of the subadvisory agreement, such as the transaction involving Davis. SAAMCo has not previously relied on the Order with respect to SAST, and therefore this Proposal No. 2 is being submitted to shareholders of the Davis Venture Value Portfolio and the Real Estate Portfolio. However, except with respect to any Portfolio that includes in its name the name of its subadviser, SAAMCo does intend to rely on the Order in the future with respect to these Portfolios or other Portfolios of the Fund, subject to compliance with the conditions of the Order. Shareholders of a Portfolio have the right to terminate an agreement with a subadviser to the Portfolio at any time by a vote of the majority of the outstanding voting securities of the Portfolio, whether or not they were required to have approved the agreement pursuant to the terms of the Order.



  THE BOARD OF TRUSTEES OF SUNAMERICA SERIES TRUST UNANIMOUSLY RECOMMENDS THAT
                      SHAREHOLDERS VOTE FOR PROPOSAL NO. 2


    If Proposal No. 2 is not approved by the shareholders of the Davis Venture Value Portfolio or the Real Estate Portfolio and the Closing takes place as anticipated, the Trustees will determine the appropriate actions to be taken with respect to the Portfolio's subadvisory arrangements at that time. Approval of the Proposal by shareholders of one Portfolio is not dependent on receipt of approval of this Proposal by shareholders of the other Portfolio.

                            ------------------------

                          RATIFICATION OF SELECTION OF
                            INDEPENDENT ACCOUNTANTS
                                 PROPOSAL NO. 3


    Subject to ratification by the shareholders at the Meeting, the Trustees, including all of the Disinterested Trustees, at a meeting held December 14, 2000, approved the selection of PricewaterhouseCoopers LLP as independent accountants for the current fiscal year of each Fund.


    The firm of PricewaterhouseCoopers LLP and its predecessor entity has extensive experience in investment company accounting and auditing and has served as independent accountants to the Funds since their respective inceptions. The financial statements included in the Funds' respective annual reports have been examined by PricewaterhouseCoopers LLP. It is not expected that a representative of PricewaterhouseCoopers LLP will be present at the Meeting.

    PricewaterhouseCoopers LLP and its members do not have any direct or indirect material financial interest in or connection with any of the Funds in any capacity other than as independent accountants.

                       THE BOARD OF TRUSTEES UNANIMOUSLY
              RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL NO. 3

                            ------------------------

                                 OTHER MATTERS

    The Trustees know of no matters to be presented at the Meeting other than that specified in the attached Notice of Meeting. However, if any other matters come before the Meeting, it is intended that the proxies will vote thereon in their discretion.

                              GENERAL INFORMATION

SHAREHOLDER PROPOSALS AND SHAREHOLDER MEETINGS

    Notwithstanding the approval or disapproval of the proposals described above, as in the past, the Funds do not intend to hold annual meetings of shareholders. A Fund will call meetings of shareholders as may be required under the 1940 Act or as the Trustees may determine in their discretion. The Trustees will call a meeting of shareholders to elect additional Trustees if more than 50% of the Trustees were not elected by shareholders. Each Fund's By-laws or Declaration of Trust, as applicable, requires the Board to call a meeting of shareholders when requested to do so by shareholders of the Fund holding a majority of the outstanding shares of beneficial interest of the Fund, provided that, pursuant to Section 16(c) of the 1940 Act, a meeting requested exclusively for the stated purpose of removing a Trustee shall be called when requested in writing to do so by the record holders of not less than 10% of the outstanding shares. If a shareholder wishes to present a proposal to be included in the proxy statement for the next meeting of shareholders of a Fund, such proposal must be received by the Fund a reasonable time before the solicitation is to be made.

REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS


    EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF THE MOST RECENT ANNUAL AND SEMI- ANNUAL REPORT TO SHAREHOLDERS OF THE FUND TO CONTRACT OWNERS. COPIES OF SUCH REPORTS MAY BE OBTAINED BY CONTACTING EACH FUND IN WRITING AT THE ADDRESS ON THE COVER OF THIS PROXY STATEMENT, OR BY CALLING 1-800-445-7862.

    CONTRACT OWNERS ARE REQUESTED TO FILL IN, DATE AND SIGN THE VOTING INSTRUCTIONS CARDS AND RETURN THEM PROMPTLY IN THE ENCLOSED PREPAID ENVELOPE. CONTRACT OWNERS ALSO HAVE THE OPTION TO PROVIDE VOTING INSTRUCTIONS BY TELEPHONE OR ON THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE INSERT ACCOMPANYING THE VOTING INSTRUCTION CARD. CONTRACT OWNERS THAT WISH TO PROVIDE SEPARATE VOTING INSTRUCTIONS FOR EACH PORTFOLIO MAY ONLY DO SO BY MAIL OR INTERNET VOTING.



                               Boards of Trustees,
                               SunAmerica Series Trust
                               Seasons Series Trust
                               Anchor Pathway Fund



January 12, 2001

                                  EXHIBIT LIST


EXHIBIT A     --      Outstanding Shares of the Portfolios and the
                      Funds as of the Record Date.

EXHIBIT B     --      Form of New Subadvisory Agreement between SAAMCo
                      and Davis

EXHIBIT C     --      Information about other Funds with a Similar
                      Investment Objective to the Davis Venture Value
                      and Real Estate Portfolios for which Davis
                      serves as investment adviser or subadviser.

                                                                       EXHIBIT A


                              ANCHOR PATHWAY FUND



                                              TOTAL NUMBER OF SHARES
SERIES                                             OUTSTANDING*
--------------------------------------------  ----------------------
Growth Series...............................      24,295,333.180
International Series........................      13,430,477.209
Growth-Income Series........................      33,903,233.792
Asset Allocation Series.....................       9,241,706.236
High Yield Bond Series......................       6,604,597.729
U.S. Government/AAA-Rated Securities               5,521,577.857
Series......................................
Cash Management Series......................       5,030,463.854
TOTAL ANCHOR PATHWAY........................      96,027,389.857


*   Anchor National is the holder of record shares of each Series.

                             SEASONS SERIES TRUST*



                            TOTAL NUMBER       NUMBER OF SHARES
                                 OF               (%) HELD BY         NUMBER OF SHARES
                               SHARES          SEPARATE ACCOUNTS        (%) HELD BY
PORTFOLIO                    OUTSTANDING      OF ANCHOR NATIONAL      SUNAMERICA INC.
-------------------------  ---------------   ---------------------  --------------------
Multi-Managed Growth                                                                (Less
 Portfolio*..............     8,026,137.44    8,021,244.455   (99)       4,892.983  Than1)
Multi-Managed Moderate                                                              (Less
 Portfolio*..............     8,674,160.11    8,668,466.954   (99)       5,693.151  Than1)
Multi-Managed Income/                                                               (Less
 Equity Portfolio*.......     6,301,571.28    6,295,189.028   (99)       6,382.252  Than1)
Multi-Managed Income                                                                (Less
 Portfolio*..............     4,722,495.37    4,714,914.202   (99)       7,581.164  Than1)
Asset Allocation:
 Diversified Growth                                                                 (Less
 Portfolio*..............    14,115,635.67    14,106,753.67   (99)       8,881.997  Than1)
                                                                                    (Less
Stock Portfolio*.........     8,746,685.68    8,739,700.003   (99)       6,985.677  Than1)
Focus Growth Portfolio...    2,634,941.447    1,123,745.717   (43)    1,511,195.73  (57)
Large Cap Growth                                                                    (Less
 Portfolio...............    3,224,524.680    3,215,752.717   (99)       8,771.963  Than1)
Large Cap Composite
 Portfolio...............    1,657,270.794      829,240.083   (50)     828,030.711  (50)
Large Cap Value
 Portfolio...............    1,959,303.771     1,455,673.21   (74)     503,630.561  (26)
Mid Cap Growth
 Portfolio...............    2,249,322.981    2,191,225.261   (97)       58,097.72   (3)
Mid Cap Value
 Portfolio...............    1,998,515.021     1,009,643.07   (51)     988,671.951  (49)
Small Cap Portfolio......    2,081,063.285    1,706,432.055   (82)      374,631.23  (18)
International Equity
 Portfolio...............    1,837,177.209    1,323,702.089   (72)      513,474.12  (28)
Diversified Fixed Income
 Portfolio...............    1,995,779.755    1,203,148.543   (60)     792,631.213  (40)
Cash Management
 Portfolio...............      442,621.728       433,050.13   (98)       9,571.598   (2)
TOTAL SEASONS............   70,667,206.210    65,037,882.19   (92)   5,629,324.022   (8)


------------------------


* Contract owners who have selected one of the four Seasons "Strategies" (i.e., Growth Strategy, Moderate Growth Strategy, Balanced Growth Strategy and Conservative Growth Strategy) should note that the underlying investment portfolios of the Strategies are the Seasons Series Trust Multi-Managed Growth, Multi-Managed Moderate Growth, Multi-Managed Income/Equity, Multi-Managed Income, Asset Allocation: Diversified Growth and Stock Portfolios.

                            SUNAMERICA SERIES TRUST



                                           NUMBER OF SHARES     NUMBER OF SHARES (%)     NUMBER OF SHARES
                        TOTAL NUMBER     (%) HELD BY SEPARATE     HELD BY SEPARATE         (%) HELD BY
                          OF SHARES       ACCOUNTS OF ANCHOR      ACCOUNT OF FIRST     SEPARATE ACCOUNT OF
PORTFOLIO                OUTSTANDING           NATIONAL              SUNAMERICA              AIG LIFE
---------              ---------------   ---------------------  ---------------------  --------------------
Cash Management                                                                                        (Less
 Portfolio...........   49,972,381.594    48,635,342.05   (97)      981,675.12    (2)     355,384.43   Than1)
Corporate Bond                                                                                         (Less
 Portfolio...........   17,450,605.166    16,786,936.66   (96)      648,113.85    (4)      16,454.66   Than1)
Global Bond                                                                                            (Less
 Portfolio...........   12,532,586.039    12,113,615.99   (97)      416,420.23    (3)       2,549.83   Than1)
High-Yield Bond                                                                                        (Less
 Portfolio...........   31,447,086.994    29,767,170.22   (95)    1,656,920.05    (5)      22,896.73   Than1)
Worldwide High Income                                                                                  (Less
 Portfolio...........   12,126,765.597    11,443,517.56   (94)      680,550.60    (6)       2,697.24   Than1)
SunAmerica Balanced                                                                                    (Less
 Portfolio...........   32,336,984.874    31,068,572.59   (96)    1,243,605.62    (4)      23,806.67   Than1)
MFS Total Return                                                                                       (Less
 Portfolio...........   17,589,450.214    16,896,329.94   (96)      674,862.21    (4)      18,258.08   Than1)
Asset Allocation                                                                                       (Less
 Portfolio...........   45,365,282.244    44,926,492.47   (97)    1,331,612.07    (3)       7,107.78   Than1)
Equity Income
 Portfolio...........      713,673.344       713,673.34  (100)            0.00    (0)           0.00    (0)
Telecom Utility                                                                                        (Less
 Portfolio...........    9,052,498.992     6,626,979.07   (95)      421,027.99    (5)       4,481.93   Than1)
Equity Index
 Portfolio...........    5,481,851.918     6,481,851.92  (100)            0.00    (0)           0.00    (0)
Growth-Income                                                                                          (Less
 Portfolio...........   56,725,821.336    64,448,529.19   (97)    2,228,768.79    (3)      46,523.37   Than1)
Federated Value                                                                                        (Less
 Portfolio...........   13,835,939.967    13,206,316.42   (95)      602,189.11    (4)      27,434.48   Than1)
Davis Venture Value                                                                                    (Less
 Portfolio...........   94,716,411.625    92,064,784.97   (97)    2,000,216.87    (3)      51,411.09   Than1)
"Dogs" of Wall Street                                                            (Less                 (Less
 Portfolio...........   10,315,786.231    10,231,592.30   (99)       76,102.35   Than1)      8,091.60  Than1)
Alliance Growth                                                                                        (Less
 Portfolio...........   96,797,421.506    93,398,729.88   (96)    3,285,283.49    (3)     113,398.14   Than1)
Goldman Sachs
 Research                                                                                              (Less
 Portfolio...........    3,781,345.848     3,790,802.18   (99)            0.00    (0)         543.69   Than1)
MFS Growth and Income                                                                                  (Less
 Portfolio...........   26,685,681.136    25,788,023.17   (97)      846,638.14    (2)      28,999.83   Than1)
Putnam Growth                                                                                          (Less
 Portfolio...........   34,875,611.610    33,627,298.91   (96)    1,207,689.04    (3)      40,643.58   Than1)
Blue Chip Growth                                                                                       (Less
 Portfolio...........    1,621,803,749     1,621,760.75   (99)            0.00    (0)          43.00   Than1)
Real Estate                                                                                            (Less
 Portfolio...........    7,736,671.194     7,497,001.14   (97)      235,982.30    (3)       3,687.75   Than1)

                                           NUMBER OF SHARES     NUMBER OF SHARES (%)     NUMBER OF SHARES
                        TOTAL NUMBER     (%) HELD BY SEPARATE     HELD BY SEPARATE         (%) HELD BY
                          OF SHARES       ACCOUNTS OF ANCHOR      ACCOUNT OF FIRST     SEPARATE ACCOUNT OF
PORTFOLIO                OUTSTANDING           NATIONAL              SUNAMERICA              AIG LIFE
---------              ---------------   ---------------------  ---------------------  --------------------
Aggressive Growth                                                                                      (Less
 Portfolio...........   28,115,386.323    26,716,338.16   (95)    1,347,860.62    (5)      51,087.55   Than1)
Growth Opportunities
 Portfolio...........    3,379,268.564     3,379,286.58  (100)            0.00    (0)           0.00    (0)
MFS Mid-Cap Growth                                                                                     (Less
 Portfolio...........   16,603,270.966    16,183,101.62   (97)      449,307.46    (2)      50,861.89   Than1)
Small Company Value
 Portfolio...........      409,186.700       409,186.70  (100)            0.00    (0)           0.00    (0)
International Growth
 and Income                                                                                            (Less
 Portfolio...........   26,356,621.862    25,633,207.32   (97)      770,774.54    (3)      52,641.80   Than1)
Global Equities                                                                                        (Less
 Portfolio...........   35,435,912.594    34,500,839.10   (97)      914,056.74    (3)      21,816.45   Than1)
International
 Diversified Equities                                                                                  (Less
 Portfolio...........   38,630,763.724    37,829,532.18   (97)    1,155,642.55    (3)      46,378.00   Than1)
Emerging Markets                                                                                       (Less
 Portfolio...........   11,501,637.359    10,935,075.32   (94)      607,007.34    (5)      39,564.71   Than1)
Technology                                                                                             (Less
 Portfolio...........    7,110,689.359     7,110,176.04   (99)            0.00    (0)         713.32   Than1)
                                                                                                       (Less
TOTAL SAST...........  760,873,498.257   735,454,263.67   (97)   24,385,596.05    (3)   1,033,636.54   Than1)

                                                                       EXHIBIT B

                             SUB-ADVISORY AGREEMENT

    This SUBADVISORY AGREEMENT is dated as of February 23, 2001, by and between SUNAMERICA ASSET MANAGEMENT CORP., a Delaware corporation (the "Adviser"), and DAVIS SELECTED ADVISERS, L.P., a Colorado limited partnership (the "Subadviser").

                              W I T N E S S E T H:

    WHEREAS, the Adviser and SunAmerica Series Trust, a Massachusetts business trust (the "Trust"), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999, (the "Advisory Agreement") pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust; and

    WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and may issue shares of beneficial interest in separately designated portfolios representing separate funds with their own investment objectives, policies and purposes; and

    WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

    WHEREAS, the Adviser desires to retain the Subadviser to furnish investment advisory services to the investment portfolio or portfolios of the Trust listed in Schedule A hereto (the "Portfolio(s)"), and the Subadviser is willing to furnish such services;

    NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

    1. DUTIES OF THE SUBADVISER. (a) The Adviser hereby engages the services of the Subadviser in furtherance of its Investment Advisory and Management Agreement. Pursuant to this Subadvisory Agreement and subject to the oversight and review of the Adviser, the Subadviser will manage the investment and reinvestment of the assets of each Portfolio listed. The Subadviser will determine in its discretion and subject to the oversight and review of the Adviser, the securities to be purchased or sold, will provide the Adviser with records concerning its activities which the Adviser or the Trust is required to maintain, and will render regular reports to the Adviser and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. The Subadviser shall discharge the foregoing responsibilities subject to the control of the officers and the Trustees of the Trust and in compliance with such policies as the Trustees of the Trust may from time to time establish, and in compliance with the objectives, policies, and limitations for the Portfolio(s) set forth in the Trust's current prospectus and statement of additional information, and applicable laws and regulations. The Adviser shall inform the Subadviser of any requirements of the California Insurance Code (or other applicable insurance Code, if any) and any regulations thereunder that operate to limit or restrict the investments the Portfolio(s) may otherwise make, and to inform the Subadviser promptly of any changes in such requirements.

    The Subadviser represents and warrants to the Adviser that each of the Portfolios set forth in Schedule A will at all times be operated and managed
(1) in compliance with all applicable federal and state laws governing its operations and investments; (2) so as not to jeopardize either the treatment of the Polaris variable annuity contracts issued by Variable Separate Account (File No. 33-47473; hereinafter "Contracts") as annuity contracts for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), or the eligibility of the Contracts to qualify for sale to the public in any state where they may otherwise be sold; and (3) to minimize any taxes and/or penalties payable by the Trust or such Portfolio. Without limiting the foregoing, the Subadviser represents and warrants (1) qualification, election and maintenance of such election by each Portfolio to be treated as a "regulated investment company" under subchapter M, chapter 1 of the Code, and (2) compliance with (a) the provisions of the Act and rules adopted thereunder; (b) the diversification requirements specified in the Internal Revenue Service's regulations under
Section 817(h) of the Code; (c) applicable state insurance laws; (d) applicable federal and state securities, commodities and banking laws; and (e) the distribution requirements necessary to avoid payment of any excise tax pursuant to Section 4982 of the Code. The Subadviser further represents and warrants that to the extent that any statements or omissions made in any Registration Statement for the Contracts or shares of the Trust, or any amendment or supplement thereto, are made in reliance upon and in conformity with information furnished by the Subadviser expressly for use therein, such Registration Statement and any amendments or supplements thereto will, when they become effective, conform in all material respects to the requirements of the Securities Act of 1933 and the rules and regulations of the Commission thereunder (the "1933

Act") and the Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

    The Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.

    (b) In performing its investment advisory services, Subadviser, while remaining ultimately responsible for management of the portion of the assets of the Portfolio allocated to it, may delegate any of its responsibilities to one of its affiliates, including Davis Selected Advisers - NY, Inc., its New York affiliate.

    2. PORTFOLIO TRANSACTIONS. The Subadviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities and is directed to use its best efforts to obtain the best price and execution. In selecting such broker or dealers, the Subadviser shall consider all relevant factors, including price (including the applicable brokerage commission or dealer spread), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker or dealer involved, the quality of the service, the difficulty of execution, the execution capabilities and operations facilities of the firm involved, and the firm's risk in positioning a block of securities. Subject to such policies as the Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Subadviser's having caused a Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer viewed in terms of either that particular transaction or the Subadviser's overall responsibilities with respect to such Portfolio and to other clients as to which the Subadviser exercises investment discretion. The Subadviser will promptly communicate to the

Adviser and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

    3. COMPENSATION OF THE SUBADVISER. The Subadviser shall not be entitled to receive any payment from the Trust and shall look solely and exclusively to the Adviser for payment of all fees for the services rendered, facilities furnished and expenses paid by it hereunder. As full compensation for the Subadviser under this Agreement, the Adviser agrees to pay the Subadviser a fee at the annual rates set forth in Schedule A hereto with respect to each Portfolio listed thereon. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month (i.e., the applicable annual fee rate divided by 365 applied to each prior days' net assets in order to calculate the daily accrual). For purposes of calculating the Subadviser's fee, the average daily net asset value of a Portfolio shall be determined by taking an average of all determinations of such net asset value during the month. If the Subadviser shall provide its services under this Agreement for less than the whole of any month, the foregoing compensation shall be prorated.

    The Subadviser, not the Adviser or the Trust, will pay Davis Selected Advisers - NY, Inc., or any other affiliate the services of which are utilized hereunder, all of such affiliate's reasonable direct and indirect costs associated with maintenance of an office and performance of such services.

    To the extent required by the laws of any state in which the Trust is subject to an expense guarantee limitation, if the aggregate expenses of any Portfolio in any fiscal year exceed the specified expense limitation ratios for that year (calculated on a daily basis), as a result of which the Adviser is required to reduce or refund its advisory and management fee payable by the Portfolio, the Subadviser agrees to waive such portion of its subadvisory fee in the same proportion as the fees waived by the Adviser bear to the total advisory and management fee paid by the Portfolio. Such waiver, however, shall not exceed the full amount of the subadvisory fee for such year except as may be elected by the Subadviser in its discretion. For this purpose, aggregate expenses of a Portfolio shall include the compensation of the Adviser and all normal expenses, fees and charges, but shall exclude interest, taxes, brokerage fees on portfolio transactions, fees and expenses incurred in connection with the distribution of Trust shares, and extraordinary expenses including litigation expenses. In the event any amounts are so contributed by the Subadviser to the Adviser, the Adviser agrees to reimburse the Subadviser for any expenses waived, provided that the Adviser has been reimbursed by the Trust.

    4. REPORTS. The Adviser and the Subadviser agree to furnish to each other, if applicable, current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, and such other information with regard to their affairs and that of the Trust as each may reasonably request.

    5. STATUS OF THE SUBADVISER. The services of the Subadviser to the Adviser and the Trust are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

    6. CERTAIN RECORDS. The Subadviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the Act, all records relating to the investments of the Portfolio(s) that are required to be maintained by the Trust pursuant to the requirements of Rule 31a-1 of that Act. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Act which are prepared or maintained by the Subadviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust or the Adviser on request.

    The Subadviser agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust's auditors, the Trust or any representative of the Trust, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Trust.

    7. REFERENCE TO THE SUBADVISER. Neither the Trust nor the Adviser or any affiliate or agent thereof shall make reference to or use the name of the Subadviser or any of its affiliates in any advertising or promotional materials without the prior approval of the Subadviser, which approval shall not be unreasonably withheld.

    8. INDEMNIFICATION. The Adviser agrees to indemnify and hold harmless the Subadviser and its affiliates and each of its directors and officers and each person, if any, who controls the Subadviser within the meaning of Section 15 of the 1933 Act against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses), to which the Subadviser or its affiliates or such directors, officers or controlling person may become subject under the 1933 Act, under any other statute, at common law or otherwise, which may be based upon any wrongful act or breach of this Agreement by the Adviser; provided, however, that in no case is the Adviser's indemnity in favor of any person deemed to protect such person against any liability to which such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reasons of his, her or its reckless disregard of obligations and duties under this Agreement.

    The Subadviser agrees to indemnify and hold harmless the Adviser and its affiliates and each of its directors and officers and each person, if any, who controls the Adviser within the meaning of Section 15 of the 1933 Act against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses), to which the Adviser or its affiliates or such directors, officers or controlling person may become subject under the 1933 Act, under other statutes, at common law or otherwise, which may be based upon (i) any wrongful act or breach of this Agreement by the Subadviser, or (ii) any failure by the Subadviser to comply with the representations and warranties set forth in
Section 1 of this Agreement; provided, however, that in no case is the Subadviser's indemnity in favor of any person deemed to protect such other persons against any liability to which such person would otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of obligation and duties under this Agreement.

    9. TERM OF THE AGREEMENT. This Agreement shall continue in full force and effect with respect to each Portfolio until the earlier of (a) two years from the date this Agreement is approved by the Trustees, or (b) the first meeting of the shareholders of the Portfolio of the Trust after the date hereof. If approved at such meeting by the affirmative vote of a majority of the outstanding voting securities (as defined in the Act), of the Portfolio with respect to such Portfolio, voting separately from any other series of the Trust, this Agreement shall continue in full force and effect with respect to such Portfolio from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other series of the Trust, provided, however, that if the shareholders fail to approve the Agreement as provided herein, the Subadviser may continue to serve hereunder in the manner and to the extent permitted by the Act and rules thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the Act and the rules and regulations thereunder.

    With respect to each Portfolio, this Agreement may be terminated at any time, without payment of penalty by the Portfolio or the Trust, by vote of a majority of the Trustees, or by vote of a majority of the outstanding voting securities (as defined in the Act) of the Portfolio, voting separately from any other series of the Trust, or by the Adviser, on not less than 30 nor more than 60 days' written notice to the Subadviser. With respect to each Portfolio, this Agreement may be terminated by the Subadviser at any time, without the payment of any penalty, on 90 days' written notice to the Adviser and the Trust; provided, however, that this Agreement may not be terminated by the Subadviser unless another subadvisory agreement has been approved by the Trust in accordance with the Act, or after six months' written notice, whichever is earlier. The termination of this Agreement with respect to any Portfolio or the addition of any Portfolio to Schedule A hereto (in the manner required by the Act) shall not affect the continued effectiveness of this Agreement with respect to each other Portfolio subject hereto. This Agreement shall automatically terminate in the event of its assignment (as defined by the Act).

    This Agreement will also terminate in the event that the Advisory Agreement by and between the Trust and the Adviser is terminated.

    10. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

    11. AMENDMENTS. This Agreement may be amended by mutual consent in writing, but the consent of the Trust must be obtained in conformity the requirements of the Act.

    12. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable laws of the State of New

York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

    13. PERSONAL LIABILITY. The Declaration of the Trust establishing the Trust (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, and, in accordance with that Declaration, no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust, but the "Trust Property" only shall be liable.

    14. SEPARATE SERIES. Pursuant to the provisions of the Declaration, each portfolio is a separate series of the Trust, and all debts, liabilities, obligations and expenses of a particular portfolio shall be enforceable only against the assets of that portfolio and not against the assets of any other portfolio or of the Trust as a whole.

    15. NOTICES. All notices shall be in writing and deemed properly given when delivered or mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed as follows:

Subadviser:          Davis Selected Advisers, L.P.
                     124 E. Marcy Street
                     P.O. Box 1688
                     Santa Fe, NM 87504-1688
                     Attention: Kenneth C. Eich
                              Chief Operating Officer
Adviser:             SunAmerica Asset Management Corp.
                     733 Third Avenue
                     New York, New York 10017
                     Attention: Robert M. Zakem
                              Senior Vice President and
                     General Counsel
with a copy to:      SunAmerica Inc.
                     1 SunAmerica Center
                     Century City
                     Los Angeles, California 90067-6022
                     Attention: Susan L. Harris
                              Vice President, Associate
                     General Counsel and Secretary

    IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

                     SUNAMERICA ASSET MANAGEMENT CORP.

                     By: ____________________________

                         Name: Peter A. Harbeck

                         Title: President

                     DAVIS SELECTED ADVISERS, L.P.

                     By: ____________________________

                                   SCHEDULE A


                                                           FEE
                                                    (AS PERCENTAGE OF
                                               AVERAGE DAILY NET ASSETS OF
PORTFOLIO                                            THE PORTFOLIO)
---------                                  -----------------------------------
Davis Venture Value                        .45% -- first $100MM
                                           .40% -- next $400MM
                                           .35% -- over $500MM

Real Estate                                .45% -- first $100MM
                                           .40% -- next $400MM
                                           .35% -- over $500MM

                                                                       EXHIBIT C


Davis Selected Advisers, L.P. ("Davis") serves as an investment adviser or subadviser to the following investment companies, at the fee rates set forth below, which had the following net assets as of December 31, 2000.


LARGE CAP VALUE

    NAME OF FUND         ADVISORY FEE RATE    APPROXIMATE NET ASSETS
---------------------  ---------------------  ----------------------
Davis New York         Annual rate of 0.75%   $21,790,824,402
Venture Fund           of average daily net
                       assets on first
                       $250 million; 0.65%
                       on next
                       $250 million; 0.55%
                       on next
                       $2.5 billion; 0.54%
                       on next $1 billion;
                       0.53% on next
                       $1 billion; 0.52% on
                       next $1 billion;
                       0.51% on next
                       $1 billion; 0.50% on
                       remaining assets.
DAVIS VARIABLE         Annual Rate of 0.75%   $120,221,823
ACCOUNT FUND: Davis    of average daily net
Value Portfolio        assets
Selected American      Annual rate of 0.65%   $5,703,273,136
Shares                 of average daily net
                       assets on first
                       $500 million; 0.60%
                       on next
                       $500 million; 0.55%
                       on next
                       $2.0 billion; 0.54%
                       on next $1 billion;
                       0.53% on next
                       $1 billion; 0.52% on
                       next $1 billion;
                       0.50% on remaining
                       assets.

    NAME OF FUND         ADVISORY FEE RATE    APPROXIMATE NET ASSETS
---------------------  ---------------------  ----------------------

SUNAMERICA SERIES      Annual rate of 0.45%   $2,736,984,256
TRUST: Davis Venture   of average daily net
Value Portfolio        assets on first
                       $100 million; 0.40%
                       on next
                       $400 million; 0.35%
                       on remaining assets.
STYLE SELECT SERIES:   Annual rate of 0.45%   $48,021,952
Value Portfolio        of average daily net
                       assets on first
                       $100 million; 0.40%
                       on next
                       $400 million; 0.35%
                       on remaining assets.
STYLE SELECT SERIES:   Annual rate of 0.45%   $29,616,132
Large-Cap Value        of average daily net
Portfolio              assets on first
                       $100 million; 0.40%
                       on next
                       $400 million; 0.35%
                       on remaining assets.
MASSMUTUAL             Annual rate of 0.45%   $295,900,682
INSTITUTIONAL FUNDS:   of average daily net
MassMutual Large Cap   assets on first
Value Fund             $100 million; 0.40%
                       on next
                       $400 million; 0.35%
                       on remaining assets.

    NAME OF FUND         ADVISORY FEE RATE    APPROXIMATE NET ASSETS
---------------------  ---------------------  ----------------------

MML SERIES: Large Cap  Annual rate of 0.45%   $18,051,823
Value Fund             of average daily net
                       assets on first
                       $100 million; 0.40%
                       on next
                       $400 million; 0.35%
                       on remaining assets.
NEW ENGLAND ZENITH     Annual rate of 0.45%   $924,280,768
FUND: Davis Venture    of average daily net
Value Series           assets on first
                       $100 million; 0.40%
                       on next
                       $400 million; 0.35%
                       on remaining assets.
MASTERS' SELECT FUNDS  Annual rate of 0.60%   $104,062,697
TRUST                  of average daily net
(LITMAN/GREGORY): The  assets
Masters' Select
Equity Fund
Sun Capital Davis      Annual rate of 0.45%   $12,575,786
Venture Value Fund     of average daily net
                       assets on first
                       $100 million; 0.40%
                       on next
                       $400 million; 0.35%
                       on remaining assets.
STRATEGIC PARTNERS     Annual rate of 0.45%   $12,635,596
ANNUITY ONE            of average daily net
(PRUDENTIAL): SP       assets on first
Davis Value Portfolio  $100 million; 0.40%
                       on next
                       $400 million; 0.35%
                       on remaining assets.

REAL ESTATE

    NAME OF FUND         ADVISORY FEE RATE    APPROXIMATE NET ASSETS
---------------------  ---------------------  ----------------------
Davis Real Estate      Annual rate of 0.75%   $347,136,320
Fund                   of average daily net
                       assets on first
                       $250 million; 0.65%
                       on next
                       $250 million; 0.55%
                       on remaining assets.
DAVIS VARIABLE         Annual rate of 0.75%   $4,852,913
ACCOUNT FUND: Davis    of average daily net
Real Estate Portfolio  assets
SUNAMERICA SERIES      Annual rate of 0.45%   $81,367,310
TRUST: Real Estate     of average daily net
Portfolio              assets on first
                       $100 million; 0.40%
                       on next
                       $400 million; 0.35%
                       on remaining assets.

                    EVERY CONTRACT OWNER'S VOTE IS IMPORTANT

                       PLEASE SIGN, DATE AND RETURN YOUR
                           VOTING INSTRUCTIONS TODAY




                                    Please detach at perforation before mailing.



                            SUNAMERICA SERIES TRUST

ANCHOR NATIONAL LIFE INSURANCE COMPANY

THESE VOTING INSTRUCTIONS ARE SOLICITED BY ANCHOR NATIONAL LIFE INSURANCE COMPANY IN CONNECTION WITH A SOLICITATION OF PROXIES BY THE TRUSTEES OF SUNAMERICA SERIES TRUST. A VOTING INSTRUCTIONS CARD IS PROVIDED FOR THE PORTFOLIOS IN WHICH YOUR CONTRACT VALUES WERE INVESTED AS OF DECEMBER 28, 2000.

The undersigned hereby instructs Anchor National Life Insurance Company to vote the shares of SunAmerica Series Trust attributable to his or her variable annuity contract at the Joint Special Meeting of Shareholders to be held at the offices of SunAmerica Asset Management Corp., The SunAmerica Center,
733 Third Avenue, New York, New York 10017 at 10:30 am, Eastern Standard Time, February 23, 2001, and any adjournments thereof, as indicated on the reverse side.

                            VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-597-7836
                            ----------------------------------------------------
                            CONTROL NUMBER:
                            ----------------------------------------------------

                            NOTE: If a contract is held jointly, each contract owner should sign. If only one signs, his or her signature will be binding. If the contract owner is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the contract owner is a partnership, a partner should sign in his or her own name, indicating that he or she is a partner.

                            ----------------------------------------------------
                            Signature, Title if applicable

                            ----------------------------------------------------
                            Signature, Title if applicable

                            ----------------------------------------------------
                            Date                                      SUN_11338A

PLEASE MARK YOUR VOTING INSTRUCTIONS CARD, DATE AND SIGN IT WHERE INDICATED, AND
  RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF
      MAILED IN THE UNITED STATES. VOTING INSTRUCTIONS MUST BE RECEIVED BY FEBRUARY 22, 2001 TO BE VOTED FOR THE MEETING TO BE HELD ON FEBRUARY 23, 2001

                    EVERY CONTRACT OWNER'S VOTE IS IMPORTANT

                       PLEASE SIGN, DATE AND RETURN YOUR
                           VOTING INSTRUCTIONS TODAY

   THIS VOTING INSTRUCTION, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER
    DIRECTED BY THE CONTRACT OWNER. IF NO DIRECTION IS MADE THIS PROXY WILL
     BE VOTED FOR ALL PROPOSALS. PLEASE REFER TO THE PROXY STATEMENT FOR A
                          DISCUSSION OF THE PROPOSALS.

PORTFOLIO               UNITS         PORTFOLIO             UNITS         PORTFOLIO              UNITS
---------               -----         ---------             -----         ---------              -----
fundname            5865.9549         fundname          5843.9549         fundname          85746.0212
fundname            9697.0564         fundname          5975.9549         fundname          01123.9549
fundname            9095.5522         fundname          5966.9740         fundname          56563.9577
fundname            9088.5443         fundname          3446.9568         fundname          85743.9069

INDICATE YOUR VOTE BY FILLING IN THE APPROPRIATE BOXES FULLY, USING BLUE OR BLACK INK. EXAMPLE /X/

                  Please detach at perforation before mailing.

/ / To vote ALL Portfolios FOR all proposals, mark this box. (No other vote is necessary.)
1. Election of Trustees.   01 Monica C. Lozano    02 Allan L. Sher    03 Jana W. Greer
   04 Bruce G. Willison    05 Carl D. Covitz      06 Gilbert T. Ray
   To withhold authority to vote for any nominee(s) mark "For All Except" and write the nominee number(s) on the accompanying line.
      / / to vote ALL Portfolios FOR all nominees; / / to vote ALL Portfolios FOR ALL EXCEPT_______________;
      / / to WITHHOLD votes for ALL Portfolios; or vote separately by Portfolio below.

          FOR   WITHHOLD   FOR ALL                                        FOR   WITHHOLD   FOR ALL
          ALL     ALL      EXCEPT                                         ALL     ALL      EXCEPT
fundname  / /     / /        / / ___________________________    fundname  / /     / /        / / ___________________________
fundname  / /     / /        / / ___________________________    fundname  / /     / /        / / ___________________________
fundname  / /     / /        / / ___________________________    fundname  / /     / /        / / ___________________________
fundname  / /     / /        / / ___________________________    fundname  / /     / /        / / ___________________________
fundname  / /     / /        / / ___________________________    fundname  / /     / /        / / ___________________________
fundname  / /     / /        / / ___________________________    fundname  / /     / /        / / ___________________________

2. To approve or disapprove a new subadvisory agreement between SunAmerica Asset
   Management Corp. and Davis Selected Advisers, L.P., the terms of which are identical in all material respects to the previously existing subadvisory agreement.
      / / to vote ALL Portfolios FOR; / / to vote ALL Portfolios AGAINST; / / to ABSTAIN votes for ALL Portfolios;
   or vote separately by Portfolio below.
                          FOR   AGAINST  ABSTAIN                 FOR   AGAINST  ABSTAIN
   Davis Venture Value    / /     / /      / /     Real Estate   / /     / /      / /

3. To ratify the selection of independent accountants.
      / / to vote ALL Portfolios FOR; / / to vote ALL Portfolios AGAINST; / / to ABSTAIN votes for ALL Portfolios;
   or vote separately by Portfolio below.

                 FOR   AGAINST  ABSTAIN                FOR   AGAINST  ABSTAIN                FOR   AGAINST  ABSTAIN
      fundname   / /     / /      / /       fundname   / /     / /      / /       fundname   / /     / /      / /
      fundname   / /     / /      / /       fundname   / /     / /      / /       fundname   / /     / /      / /
      fundname   / /     / /      / /       fundname   / /     / /      / /       fundname   / /     / /      / /
      fundname   / /     / /      / /       fundname   / /     / /      / /       fundname   / /     / /      / /

4. To transact such other business as may properly come before the Meeting or any adjournments thereof.

                                                                    SUN_11338ACD

                    EVERY CONTRACT OWNER'S VOTE IS IMPORTANT

                        PLEASE SIGN, DATE AND RETURN YOUR
                            VOTING INSTRUCTIONS TODAY




                                    Please detach at perforation before mailing.



                              SEASONS SERIES TRUST

ANCHOR NATIONAL LIFE INSURANCE COMPANY

THESE VOTING INSTRUCTIONS ARE SOLICITED BY ANCHOR NATIONAL LIFE INSURANCE COMPANY IN CONNECTION WITH A SOLICITATION OF PROXIES BY THE TRUSTEES OF SEASONS SERIES TRUST. A VOTING INSTRUCTIONS CARD IS PROVIDED FOR THE PORTFOLIOS IN WHICH YOUR CONTRACT VALUES WERE INVESTED AS OF DECEMBER 28, 2000.

The undersigned hereby instructs Anchor National Life Insurance Company to vote the shares of Seasons Series Trust attributable to his or her variable annuity contract at the Joint Special Meeting of Shareholders to be held at the offices of SunAmerica Asset Management Corp., The SunAmerica Center, 733 Third Avenue, New York, New York 10017 at 10:30 a.m., Eastern Standard Time, February 23, 2001, and any adjournments thereof, as indicated on the reverse side.

                            VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-597-7836
                            ----------------------------------------------------
                            CONTROL NUMBER:
                            ----------------------------------------------------

                            NOTE: If a contract is held jointly, each contract owner should sign. If only one signs, his or her signature will be binding. If the contract owner is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the contract owner is a partnership, a partner should sign in his or her own name, indicating that he or she is a partner.

                            ----------------------------------------------------
                            Signature, Title if applicable

                            ----------------------------------------------------
                            Signature, Title if applicable

                            ----------------------------------------------------
                            Date                                      SUN_11338B

PLEASE MARK YOUR VOTING INSTRUCTIONS CARD, DATE AND SIGN IT WHERE INDICATED, AND
  RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF
      MAILED IN THE UNITED STATES. VOTING INSTRUCTIONS MUST BE RECEIVED BY FEBRUARY 22, 2001 TO BE VOTED FOR THE MEETING TO BE HELD ON FEBRUARY 23, 2001

                    EVERY CONTRACT OWNER'S VOTE IS IMPORTANT

                       PLEASE SIGN, DATE AND RETURN YOUR
                           VOTING INSTRUCTIONS TODAY

   THIS VOTING INSTRUCTION, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER
    DIRECTED BY THE CONTRACT OWNER. IF NO DIRECTION IS MADE THIS PROXY WILL
     BE VOTED FOR ALL PROPOSALS. PLEASE REFER TO THE PROXY STATEMENT FOR A
                          DISCUSSION OF THE PROPOSALS.

PORTFOLIO               UNITS         PORTFOLIO             UNITS         PORTFOLIO              UNITS
---------               -----         ---------             -----         ---------              -----
fundname            5865.9549         fundname          5843.9549         fundname          85746.0212
fundname            9697.0564         fundname          5975.9549         fundname          01123.9549
fundname            9095.5522         fundname          5966.9740         fundname          56563.9577
fundname            9088.5443         fundname          3446.9568         fundname          85743.9069

Contract owners who were invested in one of the four Seasons "Strategies" (i.e., Growth Strategy, Moderate Growth Strategy, Balanced Growth Strategy and Conservative Growth Strategy) as of the record date, December 28, 2000, should note that the underlying investment portfolios for the Strategies are the Seasons Series Trust Multi-Managed Growth, Multi-Managed Moderate Growth, Multi-Managed Income/Equity, Multi-Managed Income, Asset Allocation: Diversified Growth and Stock Portfolios. Therefore, those contract owners will actually vote the shares of the underlying investment portfolios.


INDICATE YOUR VOTE BY FILLING IN THE APPROPRIATE BOXES FULLY, USING BLUE OR BLACK INK. EXAMPLE /X/

                  Please detach at perforation before mailing.

/ / To vote ALL Portfolios FOR all proposals, mark this box. (No other vote is necessary.)
1. Election of Trustees.   01 Monica C. Lozano    02 Allan L. Sher    03 Jana W. Greer
   04 Bruce G. Willison    05 Carl D. Covitz      06 Gilbert T. Ray
   To withhold authority to vote for any nominee(s) mark "For All Except" and write the nominee number(s) on the accompanying line.
      / / to vote ALL Portfolios FOR all nominees; / / to vote ALL Portfolios FOR ALL EXCEPT_______________;
      / / to WITHHOLD votes for ALL Portfolios; or vote separately by Portfolio below.

          FOR   WITHHOLD   FOR ALL                                        FOR   WITHHOLD   FOR ALL
          ALL     ALL      EXCEPT                                         ALL     ALL      EXCEPT
fundname  / /     / /        / / ___________________________    fundname  / /     / /        / / ___________________________
fundname  / /     / /        / / ___________________________    fundname  / /     / /        / / ___________________________
fundname  / /     / /        / / ___________________________    fundname  / /     / /        / / ___________________________
fundname  / /     / /        / / ___________________________    fundname  / /     / /        / / ___________________________
fundname  / /     / /        / / ___________________________    fundname  / /     / /        / / ___________________________
fundname  / /     / /        / / ___________________________    fundname  / /     / /        / / ___________________________

2. To approve or disapprove a new subadvisory agreement between SunAmerica Asset
   Management Corp. and Davis Selected Advisers, L.P., the terms of which are identical in all material respects to the previously existing subadvisory agreement.

               THIS PROPOSAL DOES NOT APPLY TO YOUR PORTFOLIO(S)

3. To ratify the selection of independent accountants.
      / / to vote ALL Portfolios FOR; / / to vote ALL Portfolios AGAINST; / / to ABSTAIN votes for ALL Portfolios;
   or vote separately by Portfolio below.

                 FOR   AGAINST  ABSTAIN                FOR   AGAINST  ABSTAIN                FOR   AGAINST  ABSTAIN
      fundname   / /     / /      / /       fundname   / /     / /      / /       fundname   / /     / /      / /
      fundname   / /     / /      / /       fundname   / /     / /      / /       fundname   / /     / /      / /
      fundname   / /     / /      / /       fundname   / /     / /      / /       fundname   / /     / /      / /
      fundname   / /     / /      / /       fundname   / /     / /      / /       fundname   / /     / /      / /

4. To transact such other business as may properly come before the Meeting or any adjournments thereof.

                                                                      SUN_11338B

                    EVERY CONTRACT OWNER'S VOTE IS IMPORTANT

                        PLEASE SIGN, DATE AND RETURN YOUR
                            VOTING INSTRUCTIONS TODAY




                                    Please detach at perforation before mailing.

                              ANCHOR PATHWAY FUND

ANCHOR NATIONAL LIFE INSURANCE COMPANY

THESE VOTING INSTRUCTIONS ARE SOLICITED BY ANCHOR NATIONAL LIFE INSURANCE COMPANY IN CONNECTION WITH A SOLICITATION OF PROXIES BY THE TRUSTEES OF ANCHOR PATHWAY FUND. A VOTING INSTRUCTIONS CARD IS PROVIDED FOR THE PORTFOLIOS IN WHICH YOUR CONTRACT VALUES WERE INVESTED AS OF DECEMBER 28, 2000.

The undersigned hereby instructs Anchor National Life Insurance Company to vote the shares of the Anchor Pathway Fund attributable to his or her variable annuity contract at the Joint Special Meeting of Shareholders to be held at the offices of SunAmerica Asset Management Corp., The SunAmerica Center, 733 Third Avenue, New York, New York 10017 at 10:30 am, Eastern Standard Time, February 23, 2001, and any adjournments thereof, as indicated on the reverse side.

                            VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-597-7836
                            ----------------------------------------------------
                            CONTROL NUMBER:
                            ----------------------------------------------------

                            NOTE: If a contract is held jointly, each contract owner should sign. If only one signs, his or her signature will be binding. If the contract owner is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the contract owner is a partnership, a partner should sign in his or her own name, indicating that he or she is a partner.

                            ----------------------------------------------------
                            Signature, Title if applicable

                            ----------------------------------------------------
                            Signature, Title if applicable

                            ----------------------------------------------------
                            Date                                      SUN_11338C

PLEASE MARK YOUR VOTING INSTRUCTIONS CARD, DATE AND SIGN IT WHERE INDICATED, AND
  RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF
      MAILED IN THE UNITED STATES. VOTING INSTRUCTIONS MUST BE RECEIVED BY FEBRUARY 22, 2001 TO BE VOTED FOR THE MEETING TO BE HELD ON FEBRUARY 23, 2001

                    EVERY CONTRACT OWNER'S VOTE IS IMPORTANT

                       PLEASE SIGN, DATE AND RETURN YOUR
                           VOTING INSTRUCTIONS TODAY

   THIS VOTING INSTRUCTION, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER
    DIRECTED BY THE CONTRACT OWNER. IF NO DIRECTION IS MADE THIS PROXY WILL
     BE VOTED FOR ALL PROPOSALS. PLEASE REFER TO THE PROXY STATEMENT FOR A
                          DISCUSSION OF THE PROPOSALS.

PORTFOLIO               UNITS         PORTFOLIO             UNITS         PORTFOLIO              UNITS
---------               -----         ---------             -----         ---------              -----
fundname            5865.9549         fundname          5843.9549         fundname          85746.0212
fundname            9697.0564         fundname          5975.9549         fundname          01123.9549
fundname            9095.5522         fundname          5966.9740         fundname          56563.9577
fundname            9088.5443         fundname          3446.9568         fundname          85743.9069

INDICATE YOUR VOTE BY FILLING IN THE APPROPRIATE BOXES FULLY, USING BLUE OR BLACK INK. EXAMPLE /X/

                  Please detach at perforation before mailing.

/ / To vote ALL Portfolios FOR all proposals, mark this box. (No other vote is necessary.)
1. Election of Trustees.   01 Monica C. Lozano    02 Allan L. Sher    03 Jana W. Greer
   04 Bruce G. Willison    05 Carl D. Covitz      06 Gilbert T. Ray
   To withhold authority to vote for any nominee(s) mark "For All Except" and write the nominee number(s) on the accompanying line.
      / / to vote ALL Portfolios FOR all nominees; / / to vote ALL Portfolios FOR ALL EXCEPT_______________;
      / / to WITHHOLD votes for ALL Portfolios; or vote separately by Portfolio below.

          FOR   WITHHOLD   FOR ALL                                        FOR   WITHHOLD   FOR ALL
          ALL     ALL      EXCEPT                                         ALL     ALL      EXCEPT
fundname  / /     / /        / / ___________________________    fundname  / /     / /        / / ___________________________
fundname  / /     / /        / / ___________________________    fundname  / /     / /        / / ___________________________
fundname  / /     / /        / / ___________________________    fundname  / /     / /        / / ___________________________
fundname  / /     / /        / / ___________________________    fundname  / /     / /        / / ___________________________
fundname  / /     / /        / / ___________________________    fundname  / /     / /        / / ___________________________
fundname  / /     / /        / / ___________________________    fundname  / /     / /        / / ___________________________

2. To approve or disapprove a new subadvisory agreement between SunAmerica Asset
   Management Corp. and Davis Selected Advisers, L.P., the terms of which are identical in all material respects to the previously existing subadvisory agreement.

                 THIS PROPOSAL DOES NOT APPLY TO YOUR PORTFOLIO(S)

3. To ratify the selection of independent accountants.
      / / to vote ALL Portfolios FOR; / / to vote ALL Portfolios AGAINST; / / to ABSTAIN votes for ALL Portfolios;
   or vote separately by Portfolio below.

                 FOR   AGAINST  ABSTAIN                FOR   AGAINST  ABSTAIN                FOR   AGAINST  ABSTAIN
      fundname   / /     / /      / /       fundname   / /     / /      / /       fundname   / /     / /      / /
      fundname   / /     / /      / /       fundname   / /     / /      / /       fundname   / /     / /      / /
      fundname   / /     / /      / /       fundname   / /     / /      / /       fundname   / /     / /      / /
      fundname   / /     / /      / /       fundname   / /     / /      / /       fundname   / /     / /      / /

4. To transact such other business as may properly come before the Meeting or any adjournments thereof.

                                                                    SUN_11338ACD

                    EVERY CONTRACT OWNER'S VOTE IS IMPORTANT

                        PLEASE SIGN, DATE AND RETURN YOUR
                            VOTING INSTRUCTIONS TODAY




                                    Please detach at perforation before mailing.



                            SUNAMERICA SERIES TRUST

FIRST SUNAMERICA LIFE INSURANCE COMPANY

THESE VOTING INSTRUCTIONS ARE SOLICITED BY FIRST SUNAMERICA LIFE INSURANCE COMPANY IN CONNECTION WITH A SOLICITATION OF PROXIES BY THE TRUSTEES OF SUNAMERICA SERIES TRUST. A VOTING INSTRUCTIONS CARD IS PROVIDED FOR THE PORTFOLIOS IN WHICH YOUR CONTRACT VALUES WERE INVESTED AS OF DECEMBER 28, 2000.

The undersigned hereby instructs First SunAmerica Life Insurance Company to vote the shares of the SunAmerica Series Trust attributable to his or her variable annuity contract at the Joint Special Meeting of Shareholders to be held at the offices of SunAmerica Asset Management Corp., The SunAmerica Center, 733 Third Avenue, New York, New York 10017 at 10:30am, Eastern Standard Time, February 23, 2001, and any adjournments thereof, as indicated on the reverse side.

                            VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-597-7836
                            ----------------------------------------------------
                            CONTROL NUMBER:
                            ----------------------------------------------------

                            NOTE: If a contract is held jointly, each contract owner should sign. If only one signs, his or her signature will be binding. If the contract owner is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the contract owner is a partnership, a partner should sign in his or her own name, indicating that he or she is a partner.

                            ----------------------------------------------------
                            Signature, Title if applicable

                            ----------------------------------------------------
                            Signature, Title if applicable

                            ----------------------------------------------------
                            Date                                      SUN_11338D


PLEASE MARK YOUR VOTING INSTRUCTIONS CARD, DATE AND SIGN IT WHERE INDICATED, AND
  RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF
      MAILED IN THE UNITED STATES. VOTING INSTRUCTIONS MUST BE RECEIVED BY FEBRUARY 22, 2001 TO BE VOTED FOR THE MEETING TO BE HELD ON FEBRUARY 23, 2001

                    EVERY CONTRACT OWNER'S VOTE IS IMPORTANT

                       PLEASE SIGN, DATE AND RETURN YOUR
                           VOTING INSTRUCTIONS TODAY

   THIS VOTING INSTRUCTION, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER
    DIRECTED BY THE CONTRACT OWNER. IF NO DIRECTION IS MADE THIS PROXY WILL
     BE VOTED FOR ALL PROPOSALS. PLEASE REFER TO THE PROXY STATEMENT FOR A
                          DISCUSSION OF THE PROPOSALS.

PORTFOLIO               UNITS         PORTFOLIO             UNITS         PORTFOLIO              UNITS
---------               -----         ---------             -----         ---------              -----
fundname            5865.9549         fundname          5843.9549         fundname          85746.0212
fundname            9697.0564         fundname          5975.9549         fundname          01123.9549
fundname            9095.5522         fundname          5966.9740         fundname          56563.9577
fundname            9088.5443         fundname          3446.9568         fundname          85743.9069

INDICATE YOUR VOTE BY FILLING IN THE APPROPRIATE BOXES FULLY, USING BLUE OR BLACK INK. EXAMPLE /X/

                  Please detach at perforation before mailing.

/ / To vote ALL Portfolios FOR all proposals, mark this box. (No other vote is necessary.)
1. Election of Trustees.   01 Monica C. Lozano    02 Allan L. Sher    03 Jana W. Greer
   04 Bruce G. Willison    05 Carl D. Covitz      06 Gilbert T. Ray
   To withhold authority to vote for any nominee(s) mark "For All Except" and write the nominee number(s) on the accompanying line.
      / / to vote ALL Portfolios FOR all nominees; / / to vote ALL Portfolios FOR ALL EXCEPT_______________;
      / / to WITHHOLD votes for ALL Portfolios; or vote separately by Portfolio below.

          FOR   WITHHOLD   FOR ALL                                        FOR   WITHHOLD   FOR ALL
          ALL     ALL      EXCEPT                                         ALL     ALL      EXCEPT
fundname  / /     / /        / / ___________________________    fundname  / /     / /        / / ___________________________
fundname  / /     / /        / / ___________________________    fundname  / /     / /        / / ___________________________
fundname  / /     / /        / / ___________________________    fundname  / /     / /        / / ___________________________
fundname  / /     / /        / / ___________________________    fundname  / /     / /        / / ___________________________
fundname  / /     / /        / / ___________________________    fundname  / /     / /        / / ___________________________
fundname  / /     / /        / / ___________________________    fundname  / /     / /        / / ___________________________

2. To approve or disapprove a new subadvisory agreement between SunAmerica Asset
   Management Corp. and Davis Selected Advisers, L.P., the terms of which are identical in all material respects to the previously existing subadvisory agreement.
      / / to vote ALL Portfolios FOR; / / to vote ALL Portfolios AGAINST; / / to ABSTAIN votes for ALL Portfolios;
   or vote separately by Portfolio below.
                          FOR   AGAINST  ABSTAIN                 FOR   AGAINST  ABSTAIN
   Davis Venture Value    / /     / /      / /     Real Estate   / /     / /      / /

3. To ratify the selection of independent accountants.
      / / to vote ALL Portfolios FOR; / / to vote ALL Portfolios AGAINST; / / to ABSTAIN votes for ALL Portfolios;
   or vote separately by Portfolio below.

                 FOR   AGAINST  ABSTAIN                FOR   AGAINST  ABSTAIN                FOR   AGAINST  ABSTAIN
      fundname   / /     / /      / /       fundname   / /     / /      / /       fundname   / /     / /      / /
      fundname   / /     / /      / /       fundname   / /     / /      / /       fundname   / /     / /      / /
      fundname   / /     / /      / /       fundname   / /     / /      / /       fundname   / /     / /      / /
      fundname   / /     / /      / /       fundname   / /     / /      / /       fundname   / /     / /      / /

4. To transact such other business as may properly come before the Meeting or any adjournments thereof.

                                                                    SUN_11338ACD

                    EVERY CONTRACT OWNER'S VOTE IS IMPORTANT

                       PLEASE SIGN, DATE AND RETURN YOUR
                           VOTING INSTRUCTIONS TODAY




                                    Please detach at perforation before mailing.



                            SUNAMERICA SERIES TRUST

AIG LIFE INSURANCE COMPANY

THESE VOTING INSTRUCTIONS ARE SOLICITED BY AIG LIFE INSURANCE
COMPANY IN CONNECTION WITH A SOLICITATION OF PROXIES BY THE TRUSTEES OF SUNAMERICA SERIES TRUST. A VOTING INSTRUCTIONS CARD IS PROVIDED FOR THE PORTFOLIOS IN WHICH YOUR CONTRACT VALUES WERE INVESTED AS OF DECEMBER 28, 2000.

The undersigned hereby instructs AIG Life Insurance Company to vote the shares of SunAmerica Series Trust attributable to his or her variable life insurance policy at the Joint Special Meeting of Shareholders to be held at the offices of SunAmerica Asset Management Corp., The SunAmerica Center, 733 Third Avenue, New York, New York 10017 at 10:30 am, Eastern Standard Time, February 23, 2001, and any adjournments thereof, as indicated on the reverse side.

                            VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-597-7836
                            ----------------------------------------------------
                            CONTROL NUMBER:
                            ----------------------------------------------------

                            NOTE: If a contract is held jointly, each contract owner should sign. If only one signs, his or her signature will be binding. If the contract owner is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the contract owner is a partnership, a partner should sign in his or her own name, indicating that he or she is a partner.

                            ----------------------------------------------------
                            Signature, Title if applicable

                            ----------------------------------------------------
                            Signature, Title if applicable

                            ----------------------------------------------------
                            Date                                      SUN_11338A

PLEASE MARK YOUR VOTING INSTRUCTIONS CARD, DATE AND SIGN IT WHERE INDICATED, AND
  RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF
      MAILED IN THE UNITED STATES. VOTING INSTRUCTIONS MUST BE RECEIVED BY FEBRUARY 22, 2001 TO BE VOTED FOR THE MEETING TO BE HELD ON FEBRUARY 23, 2001

                    EVERY CONTRACT OWNER'S VOTE IS IMPORTANT

                       PLEASE SIGN, DATE AND RETURN YOUR
                           VOTING INSTRUCTIONS TODAY

   THIS VOTING INSTRUCTION, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER
    DIRECTED BY THE CONTRACT OWNER. IF NO DIRECTION IS MADE THIS PROXY WILL
     BE VOTED FOR ALL PROPOSALS. PLEASE REFER TO THE PROXY STATEMENT FOR A
                          DISCUSSION OF THE PROPOSALS.

PORTFOLIO               UNITS         PORTFOLIO             UNITS         PORTFOLIO              UNITS
---------               -----         ---------             -----         ---------              -----
fundname            5865.9549         fundname          5843.9549         fundname          85746.0212
fundname            9697.0564         fundname          5975.9549         fundname          01123.9549
fundname            9095.5522         fundname          5966.9740         fundname          56563.9577
fundname            9088.5443         fundname          3446.9568         fundname          85743.9069

INDICATE YOUR VOTE BY FILLING IN THE APPROPRIATE BOXES FULLY, USING BLUE OR BLACK INK. EXAMPLE /X/

                  Please detach at perforation before mailing.

/ / To vote ALL Portfolios FOR all proposals, mark this box. (No other vote is necessary.)
1. Election of Trustees.   01 Monica C. Lozano    02 Allan L. Sher    03 Jana W. Greer
   04 Bruce G. Willison    05 Carl D. Covitz      06 Gilbert T. Ray
   To withhold authority to vote for any nominee(s) mark "For All Except" and write the nominee number(s) on the accompanying line.
      / / to vote ALL Portfolios FOR all nominees; / / to vote ALL Portfolios FOR ALL EXCEPT_______________;
      / / to WITHHOLD votes for ALL Portfolios; or vote separately by Portfolio below.

          FOR   WITHHOLD   FOR ALL                                        FOR   WITHHOLD   FOR ALL
          ALL     ALL      EXCEPT                                         ALL     ALL      EXCEPT
fundname  / /     / /        / / ___________________________    fundname  / /     / /        / / ___________________________
fundname  / /     / /        / / ___________________________    fundname  / /     / /        / / ___________________________
fundname  / /     / /        / / ___________________________    fundname  / /     / /        / / ___________________________
fundname  / /     / /        / / ___________________________    fundname  / /     / /        / / ___________________________
fundname  / /     / /        / / ___________________________    fundname  / /     / /        / / ___________________________
fundname  / /     / /        / / ___________________________    fundname  / /     / /        / / ___________________________

2. To approve or disapprove a new subadvisory agreement between SunAmerica Asset
   Management Corp. and Davis Selected Advisers, L.P., the terms of which are identical in all material respects to the previously existing subadvisory agreement.

                 THIS PROPOSAL DOES NOT APPLY TO YOUR PORTFOLIO(S)

3. To ratify the selection of independent accountants.
      / / to vote ALL Portfolios FOR; / / to vote ALL Portfolios AGAINST; / / to ABSTAIN votes for ALL Portfolios;
   or vote separately by Portfolio below.

                 FOR   AGAINST  ABSTAIN                FOR   AGAINST  ABSTAIN                FOR   AGAINST  ABSTAIN
      fundname   / /     / /      / /       fundname   / /     / /      / /       fundname   / /     / /      / /
      fundname   / /     / /      / /       fundname   / /     / /      / /       fundname   / /     / /      / /
      fundname   / /     / /      / /       fundname   / /     / /      / /       fundname   / /     / /      / /
      fundname   / /     / /      / /       fundname   / /     / /      / /       fundname   / /     / /      / /

4. To transact such other business as may properly come before the Meeting or any adjournments thereof.

                                                                    SUN_11338ACD